SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE
    LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. DATED JANUARY 17, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


     On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus"), the Fund's sub-adviser, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus to Stilwell (the "Transaction"). The Transaction closed on November 9, 2001 and Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns approximately 98% of the outstanding shares of Janus. Janus employees own the remaining shares. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus.

     Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus. These rights will terminate subsequent to the close of the Transaction on or about March 28, 2002. Following the termination of Mr. Bailey's contractual management rights, the Fund's investment sub-advisory agreement with Janus may be deemed to have been assigned and therefore would terminate. Accordingly, the Board of Directors approved a new investment sub-advisory agreement with Janus (the "New Sub-Advisory Agreement"), which is the same in all material respects as the current agreement. The new agreement is to become effective upon the termination of Mr. Bailey's contractual management rights, subject to the approval of the shareholders. The Board of Directors of the Fund will seek shareholder approval of the New Sub-Advisory Agreement through a proxy solicitation that is presently scheduled to conclude on or about March 18, 2002.